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            SUPPLEMENT TO THE STANDARD AND SERVICE CLASS PROSPECTUSES
                                     FOR THE
                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
                              DATED APRIL 30, 2010

On September 29, 2009, Ameriprise Financial, Inc. ("Ameriprise Financial") entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the LVIP Columbia Value Opportunities Fund (the "Fund"). The closing of the Transaction occurred on April 30, 2010. On May 1, 2010, the sub-adviser of the Fund changed from Columbia Management Advisors, LLC to Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial. The portfolio managers listed in the Prospectus became portfolio managers of Columbia Management Investment Advisers, LLC on May 1, 2010.

Accordingly, effective May 1, 2010, the description of the Sub-Adviser and Portfolio Managers in the prospectus for the LVIP Columbia Value Opportunities Fund are changed as follows:

In the Investment Adviser and Sub-Adviser section on Page 3, Columbia Management Advisors, LLC is to be deleted and replaced with Columbia Management Investment Advisers, LLC. In addition, the Company Titles for Christian K. Stadlinger and Jarl Ginsberg should be deleted and replaced with the title Portfolio Manager.

On Page 5, the Sub-Adviser and Portfolio Manager information in the table is to be deleted and replaced with the following:

SUB-ADVISER   Columbia Management Investment Advisers, LLC (CMIA) (formerly known as RiverSource Investments, LLC) is located at 100 Federal
              Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. Prior to May 1, 2010, Columbia
              Management Advisors, LLC served as sub-adviser to the fund. The change in sub-adviser will not affect the aggregate investment advisory fees paid by the shareholders.

PORTFOLIO     Christian K. Stadlinger, a Portfolio Manager of CMIA is the lead
MANAGER(S)    portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining CMIA in May 2010, Dr. Stadlinger was associated with CMIA or its predecessor since 2002. Dr. Stadlinger earned his master's degree in economics and computer science from the University of Vienna and his PhD in economics from Northwestern University. Dr. Stadlinger has been a member of the investment community since 1989. Jarl Ginsberg, a Portfolio
              Manager of CMIA, is the co-portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining CMIA in May 2010, Mr. Ginsberg was associated with CMIA or its predecessor since 2003. Mr. Ginsberg earned an A.B. in applied mathematics and economics from Brown University and an M.P.P.M in finance from the Yale School of Management. Mr. Ginsberg has been a member of the investment community since 1987.

This Supplement is dated May 1, 2010.

                 PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

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